UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2006

Long Beach Mortgage Loan Trust 2006-WL2
(Issuing Entity with respect to the Securities)
Long Beach Securities Corp.
(Depositor with respect to the Securities)
Long Beach Mortgage Company
(Sponsor with respect to the Securities)

(Exact name of registrant as specified in its charter)

333-109318
(Commission File Number)

Delaware	33-0917586
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1400 South Douglass Road, Suite 100, Anaheim, California 92806
(Address of principal executive offices, with zip code)

(714) 939-5200
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

              Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits

	(a)	Not applicable

	(b)	Not applicable

	(c)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement (incorporated by reference from Exhibit 1.1 to Form 8-K filed under File No. 333-109318-14 on February 3, 2006).

3.1	Certificate of Incorporation of the Registrant (incorporated by reference from Exhibit 3.1 of Registration Statement No. 333-90550).

3.2	By-laws of the Registrant (incorporated by reference from Exhibit 3.1 of Registration Statement No. 333-131252).

4.1	Mortgage Loan Purchase Agreement (incorporated by reference from Exhibit 4.1 to Form 8-K filed under File No. 333-109318-14 on February 3, 2006).

4.2	Swap Agreement (incorporated by reference from Exhibit 4.2 to Form 8-K filed under File No. 333-109318-14 on February 3, 2006).

4.3	Cap Agreement (incorporated by reference from Exhibit 4.3 to Form 8-K filed under File No. 333-109318-14 on February 3, 2006).

4.4	PMI Mortgage Insurance Policy (incorporated by reference from Exhibit 4.4 to Form 8-K filed under File No. 333-109318-14 on February 3, 2006).

4.5	MGIC Mortgage Insurance Policy (incorporated by reference from Exhibit 4.5 to Form 8-K filed under File No. 333-109318-14 on February 3, 2006).

4.6	Pooling and Servicing Agreement.

4.7	Subservicing Agreement.

4.8	Administrative Agent Agreement.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONG BEACH SECURITIES CORP.

Date: February 13, 2006	By: /s/ James Mark

	Name:	James Mark
	Title:	Authorized Officer

Index to Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement (incorporated by reference from Exhibit 1.1 to Form 8-K filed under File No. 333-109318-14 on February 3, 2006).

3.1	Certificate of Incorporation of the Registrant (incorporated by reference from Exhibit 3.1 of Registration Statement No. 333-90550).

3.2	By-laws of the Registrant (incorporated by reference from Exhibit 3.1 of Registration Statement No. 333-131252).

4.1	Mortgage Loan Purchase Agreement (incorporated by reference from Exhibit 4.1 to Form 8-K filed under File No. 333-109318-14 on February 3, 2006).

4.2	Swap Agreement (incorporated by reference from Exhibit 4.2 to Form 8-K filed under File No. 333-109318-14 on February 3, 2006).

4.3	Cap Agreement (incorporated by reference from Exhibit 4.3 to Form 8-K filed under File No. 333-109318-14 on February 3, 2006).

4.4	PMI Mortgage Insurance Policy (incorporated by reference from Exhibit 4.4 to Form 8-K filed under File No. 333-109318-14 on February 3, 2006).

4.5	MGIC Mortgage Insurance Policy (incorporated by reference from Exhibit 4.5 to Form 8-K filed under File No. 333-109318-14 on February 3, 2006).

4.6	Pooling and Servicing Agreement.

4.7	Subservicing Agreement.

4.8	Administrative Agent Agreement.